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                                                                    EXHIBIT 10.4

           AMENDMENT #1 TO DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

         This Amendment effective as of the last date on the signature page hereof, by and between Cima Labs, Inc. ("CIMA") and Schering-Plough Ltd. ("SCHERING") amends and supplements that certain Development, License and Supply Agreement between CIMA and SCHERING dated May 20, 2002 (the "Agreement").

         WHEREAS, CIMA has performed certain aspects of the Development Program under the Outside Service Agreement (as such term is defined in the Agreement), and is performing and will continue to perform development work relating to the Licensed Product (as such term is defined in the Agreement) under the Development Program (as such term is defined in the Agreement) for SCHERING under the Agreement;

         WHEREAS, the parties have agreed to modify the development and milestone payments under the Agreement; and

         WHEREAS the parties also desire to set forth, confirm and memorialize certain oral understandings of the parties relating to certain aspects of the Development Program that were not completed under the Outside Services Agreement and that have been or will be completed under the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties hereby agree to amend the Agreement as follows:

         1. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

         2. The Agreement, including but not limited to Section 2.3, is amended to provide that certain development work contemplated by the Outside Services Agreement has been performed by CIMA for SCHERING since April 1, 2002 and will be performed in the future by the parties to the Agreement. CIMA acknowledges that the Outside Services Agreement expired by its own terms on March 31, 2002, and has not been amended. CIMA agrees that Schering-Plough Research Institute had no further obligations under the Outside Services Agreement as of March 31, 2002, and that Schering-Plough Research Institute fully performed its obligations under the Outside Services Agreement. CIMA releases any claims it has or may have against Schering-Plough Research Institute relating to or arising from the Outside Services Agreement, and agrees that in the event CIMA has any claim relating to the Development Program, CIMA shall look solely to SCHERING with respect to any such claim.

         3. CIMA acknowledges receipt of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] pursuant to Section IV.a of Appendix C, and agrees that it shall [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] as required by the Development Program. Among other things, SCHERING will pay, as set forth below, [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES

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AND EXCHANGE COMMISSION.***] more than originally contemplated in Appendix C for the development program, to reflect the parties' agreement regarding the fees for the manufacture of the [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. SCHERING will also pay an additional [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] for the manufacture of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. SCHERING will pay CIMA [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. The payments and timelines for the Development Program, as set forth in Appendix C, are deleted. The monies to be paid to CIMA for completion of the Development Program will be paid as set forth in paragraph 4 below, which paragraph amends and supercedes Section 3.1 of the Agreement. Without limiting the foregoing, CIMA agrees that three invoices submitted to SCHERING, each in the amount of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (invoices 16212, 16363 and 16589, respectively), for partial payment of certain development work under Section IIa of Appendix C, as well as a credit memo submitted to SCHERING in the amount of [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (invoice 16593), are withdrawn, and no payment is due. CIMA will invoice SCHERING for all such payments in accordance with the terms of the Agreement.

         4. Section 3.1 of the Agreement is deleted and replaced with the following:

                  3.1 Consideration for License. In partial consideration for the licenses granted to Schering hereunder, Schering shall make the following payments to CIMA on the first occurrence of the indicated triggering events.

                           $250,000 Paid on 7/11/02

                           $250,000 [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] (paid 01/23/02)

                           [***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]

Each of the milestones payments set forth in this Section 3.1 shall be payable once upon the initial achievement of such event and no amounts shall be due hereunder for subsequent or repeated achievement of such event. In addition, the parties recognize that Schering SOP 1056 may be modified during the Term. In such event, SCHERING shall give CIMA prompt notice and a copy of such modification, and the parties will agree on payment of the additional costs, if any, relating to the modification of Schering SOP 1056, as well as the schedule modifications, if any. Payment and timing of the [***CONFIDENTIAL

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TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.***] milestone above that incorporates Schering SOP 1056 will not be modified, unless otherwise agreed by the parties in writing.

         5. In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall control.

         6.       In the event that Schering terminates this Agreement under
Section 15.2(a), then within thirty (30) days of the termination date Schering shall pay CIMA for all development activities completed by CIMA prior to the termination date based upon the payments for the Development Program as set forth in Appendix C the "Agreement, and any additional development activities and payments specified by this Amendment or future amendments.

         7. Unless otherwise set forth in this Amendment, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

         8. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in three originals by their duly authorized representatives.

CIMA LABS, INC.                                       SCHERING-PLOUGH LTD.

BY: /s/ John M. Siebert                               BY: /s/ David Poorvin
    -----------------------------                         ------------------

NAME: John M. Siebert                                 NAME: David Poorvin, Ph.D.

TITLE: President & CEO                                TITLE: Prokurist

DATE: 18 April 2003                                   DATE: 2 May 2003

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                                   EXHIBIT 1

[***CONFIDENTIAL TREATMENT REQUESTED, PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]